                                                                   EXHIBIT 10.10


                             STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                      AUDIONET, INC. 1998 STOCK OPTION PLAN


         This STOCK OPTION AGREEMENT (the "Agreement") is made and entered into by and between AUDIONET, INC., a Delaware corporation (the "Company"), and EMPLOYEE (the "Optionee"), effective as of March 31, 1998 (the "Effective Date").

         1. Grant of Option. The Company hereby grants to the Optionee and the Optionee hereby accepts, subject to the terms and conditions hereof, a stock option (the "Option") to purchase up to Number of Shares shares of the Company's Common Stock at the Exercise Price per share set forth in Section 4. The Option is intended to qualify as an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, to the extent permissible thereunder.

         2. Governing Plan. This Option is granted pursuant to the Company's 1998 Stock Option Plan (the "Plan"), a copy of which is attached hereto. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Plan. The Optionee agrees to be bound by the terms and conditions of the Plan, which are incorporated herein by reference and which control in case of any conflict with this Agreement.

         3. Expiration of the Option. The Option (to the extent not earlier exercised or terminated due to cessation of the Optionee's employment or otherwise in accordance with the Plan) will expire at the end of business on March 30, 2008. The Option may terminate sooner under certain circumstances, including, without limitation, termination of the Optionee's employment or a change in control of the Company, as set forth in Sections 5.13, 7.1, and 7.2 of the Plan. The Option may not be exercised after its expiration or termination.

         4. Exercise Plan. The "Exercise Price" of the Option is $9.42 per share of Common Stock. The Exercise Price is subject to adjustment as set forth in
Article III of the Plan.

         5. Vesting. On each Measurement Date set forth in Column 1 below, the Option shall vest and become exercisable for the corresponding number of shares of Common Stock set forth in Column 2 below if the Optionee's employment has not terminated. The "Vested Portion" of the Option as of any particular date shall be the cumulative total of all shares for which the Option has become exercisable as of that date.

----------------------------------------     ----------------------------------------
                 COLUMN 1                                     COLUMN 2
             Measurement Date                            Shares Vesting on
                                                         Measurement Date
----------------------------------------     ----------------------------------------
First Anniversary of the Effective Date                  First Anniversary
----------------------------------------     ----------------------------------------
Second Anniversary of the Effective Date                Second Anniversary
----------------------------------------     ----------------------------------------
Third Anniversary of the Effective Date                  Third Anniversary
----------------------------------------     ----------------------------------------
Fourth Anniversary of the Effective Date                Fourth Anniversary
----------------------------------------     ----------------------------------------
Fifth Anniversary of the Effective Date                  Fifth Anniversary
----------------------------------------     ----------------------------------------

         6. Exercise of the Option. The Vested Portion (as herein defined) of the Option may be exercised, to the extent not previously exercised, in whole or in part, at any time or from time to time prior to the expiration or termination of the Option, except that no Option shall be exercisable except in respect to whole shares, and not less than 100 shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option. Exercise shall be accomplished by providing the Company with written notice in the form of Exhibit I hereto, which notice shall be irrevocable when delivered and effective upon payment in full of the Exercise Price in accordance with Section 5.4 of the Plan, any amounts required in accordance with Section 5.11 of the Plan, and the satisfaction of all other conditions to exercise imposed under the Plan.

         7. Payment of Option Price. Upon any exercise of the Option, the exercise price for the number of shares for which the Option is then being exercised shall be paid in full to the Company in cash or in such other form as the Plan administrator may deem acceptable.

         8. Nontransferability of Option. The Option shall not be transferable or assignable by the Optionee, other than in accordance with Section 5.9 of the Plan or by will or the laws of descent and distribution (or as otherwise permitted by the Plan administrator in its sole discretion), and shall be exercisable during the Optionee's lifetime only by him or her or by his or her legal representative(s) or guardian(s).

         9. Administration. The Plan and this Agreement shall be administered and may be definitively interpreted by a committee of the Board of Directors of the Company, and the Optionee agrees to accept and abide by the decisions of such committee concerning administration and interpretation of the Plan and this Agreement.

         IN WITNESS WHEREOF, this Agreement has been executed on behalf of the Company by its duly authorized officer, and by the Optionee in acceptance of the above-mentioned Option, subject to the terms and conditions of the Plan and of this Agreement, all as of the day and year first above written.


                                     AUDIONET, INC.




                                     -------------------------------------------
                                     By: Todd R. Wagner, Chief Executive Officer


                                     OPTIONEE




                                     -------------------------------------------
                                     Employee

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  EXHIBIT I TO AUDIONET, INC. 1998 STOCK OPTION PLAN AND STOCK OPTION AGREEMENT

                               NOTICE OF EXERCISE

                                      UNDER

                             STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                      AUDIONET, INC. 1998 STOCK OPTION PLAN

To:      AudioNet, Inc. ("AudioNet" or the "Company")

From:    Employee

Date:    ______________________

         Pursuant to the AudioNet, Inc. 1998 Stock Option Plan and Stock Option Agreement between and AudioNet and myself effective March 31, 1998 (the "Agreement"), I hereby exercise my Option as follows:


---------------------------------------------     ----------------------
Number of shares of Common Stock I wish to
purchase under the Option                              _____________
---------------------------------------------     ----------------------
Exercise Price per share                               $____________
---------------------------------------------     ----------------------
Total Exercise Price                                   $____________
---------------------------------------------     ----------------------
"Vested Portion" of Option (see definition in
Section 5 of the Agreement)                            _____________
---------------------------------------------     ----------------------
Number of shares I have previously
purchased by exercising the Option                     _____________
---------------------------------------------     ----------------------
Expiration Date of the Option                             3/30/08
---------------------------------------------     ----------------------

         I hereby represent, warrant, and covenant to AudioNet that:

         a. I am acquiring the Common Stock for my own account, for investment, and not for distribution or resale, and I will make no transfer of such Common Stock except in compliance with applicable federal and state securities laws.

         b. I can bear the risk of the investment in such Common Stock resulting from this exercise of the Option, including a total loss thereof.

         c. I have had complete access to all financial and other information with respect to the Company in connection with the exercise of the Option.

         d. I am experienced in business and financial matters and am capable of
(i) evaluating the merits and risks of an investment in the Company, (ii) making an informed investment decision regarding exercise of the Option, and (iii) protecting my interests in connection therewith.




                                                  ------------------------------
                                                  Employee